UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 14, 2017

Premier Exhibitions, Inc.

(Exact name of Registrant as Specified in Charter)

FLORIDA (State or Other Jurisdiction of Incorporation)	000-24452 (Commission File Number)	20-1424922 (I.R.S. Employer Identification Number)
3045 Kingston Court, Suite I, Peachtree Corners, Georgia 30071 (Address of Principal Executive Offices) (Zip Code)

(404) 842 - 2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On November 14, 2017, Premier Exhibitions, Inc. and its affiliated debtors (the “Debtors”) filed a motion (the “Auction Motion”) with the United States Bankruptcy Court for the Middle District of Florida (Jacksonville Division) (the “Bankruptcy Court”) requesting that the Bankruptcy Court authorize the Debtors to schedule an auction of all, substantially all, or portions of the Debtors’ assets on February 6, 2018, and to approve certain procedures to determine qualified bidders and conduct the auction (the “Bidding Procedures”). As set forth in the Auction Motion, the Debtors have not designated a “Stalking Horse Bidder” as of filing the Auction Motion, but have requested that the Bankruptcy Court authorize the Debtors to designate a Stalking Horse Bidder prior to an auction in accordance with the Bidding Procedures.

The foregoing description of the Auction Motion, including the Bidding Procedures, does not purport to be complete and is qualified in its entirety by reference to the Auction Motion and its exhibits, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Auction Motion

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER EXHIBITIONS, INC.

Date: November 20, 2017	By:	/s/ Jerome Henshall
Jerome Henshall
Chief Financial Officer